UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021 (November 11, 2021)

Integrated Rail and Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Southwest Boulevard, Suite 320

Fort Worth, Texas 76109

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (817) 737-5885

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	IRRXU	The New York Stock Exchange
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	IRRX	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A common stock for $11.50 per share, included as part of the Units	IRRXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 16, 2021, Integrated Rail and Resources Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the exercise by the underwriters of their over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-256381) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 21, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated November 11, 2021, by and between the Company and Stifel, Nicolaus & Company, Incorporated (“Stifel”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated November 11, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated November 11, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, DHIP Natural Resources Investments, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated November 11, 2021, by and between the Company and AST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration and Stockholder Rights Agreement, dated November 11, 2021, by and among the Company, the Sponsor, and certain other security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated November 11, 2021 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated November 11, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Richard D. Bertel, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Mark A. Michel, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Chris A. Bertel a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Timothy J. Fisher, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Nathan Asplund, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Rollin D. Bredenberg, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Brian M. Feldott, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Edmund Underwood, Jr., a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Robert Bach, a copy of which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Mark Hemphill, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Michael Haeg, a copy of which is attached as Exhibit 10.16 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 9,400,000 warrants (the “Private Placement Warrants”), including 900,000 Private Placement Warrants issued pursuant to the underwriters’ exercise of their over-allotment option in full, to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $9,400,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2021 and in connection with the IPO, Mark A. Michel, Timothy J. Fisher, Nathan Asplund, Rollin D. Bredenberg, Brian M. Feldott, and Edmund Underwood, Jr. (the “Directors”) were appointed to the board of directors of the Company (the “Board”). Messrs. Asplund, Bredenberg and Feldott are independent directors.

Effective November 11, 2021, Messrs. Feldott, Asplund and Bredenberg were appointed to the Board’s audit committee, with Mr. Feldott serving as chair. Effective November 11, 2021, Messrs. Bredenberg and Feldott were appointed to the Board’s compensation committee, with Mr. Bredenberg serving as chair. Effective November 11, 2021, Messrs. Feldott, Asplund and Bredenberg were appointed to the Board’s nominating and corporate governance committee, with Mr. Bredenberg serving as chair.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, consisting of Messrs. Michel and Fisher, will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, consisting of Messrs. Feldott and Underwood, Jr., will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, consisting of Messrs. Bertel, Bredenberg and Asplund, will expire at the Company’s third annual meeting of stockholders.

On November 11, 2021, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and Indemnity Agreements, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6 - 10.16, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”). The terms of the A&R COI are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R COI is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $232,300,000, comprised of the proceeds from the IPO after offering expenses and the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 12 months (or up to 18 months if the Company extends the time to complete a business combination as described in the Registration Statement) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months (or up to 18 months if the Company extends the time to complete a business combination as described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On November 11, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 16, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 11, 2021 by and between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated November 11, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1	Letter Agreement, dated November 11, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 11, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.3	Registration and Stockholder Rights Agreement, dated November 11, 2021, by and among the Company, the Sponsor, and certain other security holders of the Company.

10.4	Private Placement Warrants Purchase Agreement, dated November 1, 2021, by and between the Company and the Sponsor.

10.5	Administrative Support Agreement, dated November 11, 2021, by and between the Company and the Sponsor.

10.6	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Richard D. Bertel.

10.7	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Mark A. Michel.

10.8	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Chris A. Bertel.

10.9	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Timothy J. Fisher.

10.10	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Nathan Asplund.

10.11	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Rollin D. Bredenberg.

10.12	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Brian M. Feldott.

10.13	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Edmund Underwood, Jr.

10.14	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Robert Bach.

10.15	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Mark Hemphill.

10.16	An Indemnity Agreement, dated November 11, 2021, by and between the Company and Michael Haeg.

99.1	Press Release, dated November 11, 2021.

99.2	Press Release, dated November 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Rail and Resources Acquisition Corp.

By:	/s/ Richard Bertel
Name:	Richard Bertel
Title:	Chief Executive Officer

Dated: November 16, 2021